Exhibit 99.08

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 December, 1998
           Series 1998-04, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.531974
                                                      -------------------------
       Weighted average maturity                                        347.62
                                                      -------------------------

A.    Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
       1.
                                  Principal
            Principal Per      Prepayments Per   Interest Per
      Class  Certificate         Certificate      Certificate    Payout Rate
      -----  -----------         -----------      -----------    -----------
       R    $   0.00000000     $    0.00000000  $  0.10000000   %  0.00000000
       PO   $   1.03637488     $    0.12760282  $  0.00000000   %  0.00000000
       A1   $  39.86795114     $   38.22399342  $  4.26869923   %  6.49999994
       A2   $   5.32115414     $    5.10173598  $  5.64534940   %  6.99999997
       A3   $ 146.85335544     $  140.91313721  $  1.06367136   %  5.51250082
       A4   $ 146.85335697     $  140.79784882  $  2.69012895   % 13.94165383
       A5   $  39.86795114     $   38.22399343  $  4.43288000   %  6.74999998
       A6   $   0.00000000     $    0.00000000  $  4.88541663   %  5.86249995
       A7   $   0.00000000     $    0.00000000  $  7.84375011   %  9.41250014
       A8   $   0.00000000     $    0.00000000  $  5.62499997   %  6.74999996
       M    $    .79713759     $    0.00000000  $  5.58601060   %  6.75000041
       B1   $    .79713837     $    0.00000000  $  5.58600961   %  6.74999921
       B2   $    .79713599     $    0.00000000  $  5.58600887   %  6.74999831
       B3   $    .79713633     $    0.00000000  $  5.58600998   %  6.74999962
       B4   $    .79714001     $    0.00000000  $  5.58600765   %  6.74999685
       B5   $    .79713624     $    0.00000000  $  5.58600966   %  6.74999928

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                           Accrual Amount
       Class
       N/A             $         N/A

       2.    The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $           111,202.18
                                                               -----------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       504,378,538.19
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,680
                                                               -----------------
       3.
      Beginning Aggregate Class   Ending Aggregate       Ending
        Certificate Principal    Class Certificate Single Certificate
Class          Balance           Principal Balance      Balance         Cusip
-----          -------           -----------------      -------         -----
R     $                   0.00  $            0.00  $             0.00 36157REP6
PO    $             212,920.95  $      212,696.39  $           981.58 GEC9804PO
A1    $          85,127,845.74  $   80,821,269.79  $           748.20 36157REF8
A2    $          79,022,633.50  $   78,588,139.98  $           962.45 36157REG6
A3    $           5,027,821.84  $    1,839,048.08  $            84.69 36157REH4
A4    $           1,077,390.40  $      394,081.73  $            84.69 36157REJ0
A5    $         132,830,363.12  $  126,110,540.22  $           748.20 36157REK7
A6    $          98,853,000.00  $   98,853,000.00  $         1,000.00 36157REL5
A7    $          32,951,000.00  $   32,951,000.00  $         1,000.00 36157REM3
A8    $          60,141,355.00  $   60,141,355.00  $         1,000.00 36157REN1
SUP   $         506,933,745.21  $  491,594,602.97  $           835.79 GEC98004S
M     $          11,049,873.11  $   11,041,003.36  $           992.27 36157REQ4
B1    $           5,375,479.74  $    5,371,164.83  $           992.27 36157RER2
B2    $           2,687,243.34  $    2,685,086.29  $           992.27 36157RES0
B3    $           2,389,322.80  $    2,387,404.89  $           992.27 36157RET8
B4    $           1,194,462.78  $    1,193,503.98  $           992.27 36157REU5
B5    $           1,790,681.08  $    1,789,243.70  $           992.27 36157REV3

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             11       Principal Balance    $     3,015,392.88
                               --------                            -------------
       2.   60-89 days
            Number             2        Principal Balance    $       500,115.21
                               --------                            -------------
       3.   90 days or more
            Number             1        Principal Balance    $       399,710.49
                               --------                            -------------
       4.   In Foreclosure
            Number             0        Principal Balance    $             0.00
                               --------                            -------------
       5.   Real Estate Owned
            Number             0        Principal Balance    $             0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                             $             0.00
                                                                   -------------

     7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                  A3             %               5.51250082
                  A4             %              13.94165383
                  A6             %               5.86249995
                  A7             %               9.41250014

E.     Other Information:

       1.   Special Hazard Loss Amount:                      $             0.00
                                                                ----------------

       2.   Bankruptcy Loss Amount:                          $             0.00
                                                                ----------------

       3.   Fraud Loss Amount:                               $             0.00
                                                                ----------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------